Exhibit 99.1

Exhibit 99.1TeraWulf Significantly Increases Expected Q1 2023 Self-Mining Hash Rate at No Additional Cost and
Announces Repayment of Certain Debt

Bitmain Purchase Agreement Meaningfully Increases Self-Mining Capabilities
by 8,200 miners (+23%) to 44,450 Owned Miners with an Expected Hash Rate Capacity of 5.0 EH/s

Fully Utilizes Expected 160 MW of Mining Infrastructure Capacity Available in Q1 2023 with Approximately 34,000 Miners at Lake Mariner and 15,000 Miners at Nautilus Cryptomine

Raises Capital to Repay Convertible Promissory Note and Terminate SEPA with Yorkville

EASTON, Md. – December 12, 2022 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), which owns and operates vertically integrated, domestic bitcoin mining facilities powered by more than 91% zero-carbon energy, today announced that it has successfully restructured its previously announced purchase agreement with Bitmain Technologies Limited (“Bitmain”), enabling the Company to significantly expand its self-mining capacity and fully utilize 160 MW of its available mining capacity expected in Q1 2023. The Company also announced that it has raised new capital to repay the convertible promissory note (the “Advance”) with YA II PN, Ltd. (“Yorkville”) in full and expects to simultaneously issue a notice to Yorkville to terminate the accompanying standby equity purchase agreement (“SEPA”).

Increased Miner Deliveries

In connection with the recent modifications to the Company’s purchase agreement with Bitmain, the parties have agreed to cancel TeraWulf’s December 2022 batch of approximately 3,000 S19 XP Pro bitcoin mining machines and, together with the application of remaining unused deposits with Bitmain, replace that batch with approximately 14,000 S19j Pro miners for delivery in Q1 2023 at no additional cost to the Company.

With the incremental delivery of 8,200 miners, the Company is increasing its estimated Q1 2023 self-mining target to 44,450 owned miners deployed (5.0 EH/s) from its prior estimate of 36,250 owned miners (4.3 EH/s). Additionally, the revised Bitmain agreement should enable the Company to fully utilize its 110 MW of mining capacity (currently 60 MW is operational) at the Lake Mariner facility and 50 MW of net mining capacity at the Nautilus Cryptomine facility, both of which are expected to be fully energized in Q1 2023.

“By virtue of our cooperative working relationship with Bitmain, we have optimized our miner deliveries to significantly increase TeraWulf’s self-mining hash rate target. With this recent agreement, the Company’s self-mining hash rate will increase by 23% and produce Bitcoin at an all-in cost to mine of approximately $6,300 per coin1,” stated Nazar Khan, Co-founder and Chief Operating Officer of TeraWulf.

“There is no doubt the mining business has been challenging over the last 12 months; however, we are strategically positioned as one of – if not the – lowest-cost producers of Bitcoin and we will continue to

1 Assumes a total self-mining fleet hash rate of 5.0 EH/s, energy cost of $0.035/kWh, current network hash rate of 249 EH/s and total self-mining fleet load of approximately 137 MW.

strategically and prudently expand our operations while remaining focused on cost savings and profit margins,” added Nazar Khan. “With our targeted average power cost of $0.035/kWh, which is 30% below the sector average of $0.050/kWh2, for the 160+ MW of mining capability across our two sites, we firmly believe that TeraWulf will be one of the few bitcoin miners that can sustainably and profitably operate in a low Bitcoin price environment.”

Termination of SEPA

The Company also today announced that it has raised approximately $10 million of new capital comprised of a $6.7 million registered direct offering of common stock in addition to the previous issuance of $3.4 million of convertible promissory notes to some of its largest shareholders in a transaction exempt from registration under the Securities Act of 1933, as amended.

The Company intends to use the aggregate net proceeds to repay the Advance with Yorkville and simultaneously issue a notice to Yorkville to terminate the accompanying SEPA entered into on June 2, 2022, and for other general corporate purposes.

About TeraWulf

TeraWulf (Nasdaq: WULF) owns and operates vertically integrated environmentally clean bitcoin mining facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company is currently operating and constructing two mining facilities, Lake Mariner in New York, and Nautilus Cryptomine in Pennsylvania, with the objective of 800 MW of mining capacity deployed by 2025. TeraWulf generates domestically produced bitcoin powered by nuclear, hydro, and solar energy with a goal of utilizing 100% zero-carbon energy. With a core focus of ESG that ties directly to its business success, TeraWulf expects to offer attractive mining economics at an industrial scale.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the

2 Source: Cambridge Bitcoin Electricity Consumption Index (CBECI) (ccaf.io).

various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Company Contact:
Sandy Harrison
harrison@terawulf.com
(410) 770-9500